EXHIBIT 2:

              CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 30, 2008 with respect to the audited financial statements of Mass Megawatts Wind Power for the year ended April 30, 2008.


Malone and Bailey
Certified  Public  Accountants
Houston, Texas
April 3, 2009